Exhibit 99.1

            Community Capital Corporation Reports Earnings
                and Announces Quarterly Cash Dividend

    GREENWOOD, S.C.--(BUSINESS WIRE)--Oct. 20, 2004--Community Capital Corporation (AMEX: CYL) reports operating results for the third quarter and nine months ending September 30, 2004. The company also declared a quarterly cash dividend of $0.13 per share payable by December 3, 2004 to shareholders of record as of November 12, 2004.
    Pro forma net income for the three months ended September 30, 2004 increased 19 percent from $1,268,000, or $0.35 per diluted share in 2003 to $1,514,000 or $0.38 per diluted share.(1) Net income for the three months ended September 30, 2004 was $1,514,000, down from $1,525,000 reported in the same period last year. Earnings per share for the quarter were $0.38, down from $0.41 reported in 2003.
    During the third quarter of 2003 the company recorded a gain of $1,311,000 from the sale of nonmarketable equity securities, which was utilized to offset a loss of $786,000 for the early extinguishment of Federal Home Loan Bank debt, and a charge of $224,000 from the early termination of a computer mainframe lease due to a software conversion.(1)
    Year to date pro forma net income for the nine months ended September 30, 2004 increased 13 percent over $3,719,000, or $1.01 per diluted share, for the nine months ended September 30, 2003.(1) Year to date income for the nine months ended September 30, 2004 was $4,204,000 versus $3,976,000 an increase of six percent. Year to date diluted earnings per share were $1.07, down one percent compared to $1.08 in 2003.
    Return on average assets was 1.11 percent for the third quarter of 2004 compared to 1.52 percent for the same period in 2003. Return on average equity was 10.97 percent compared to 13.50 percent in 2003. Total assets increased 37 percent from $394,847,000 at September 30, 2003 to $542,863,000 at September 30, 2004. Of the $148,016,000
increase in assets, $82,132,000 was attributable to our merger with Abbeville Capital Corporation in the first quarter of 2004. Total loans were $415,193,000 compared to $308,884,000, up 34 percent, $35,335,000 of which was due to the merger with Abbeville. Total deposits increased 29 percent from $301,700,000 to $388,873,000, $52,674,000 of which was a result of the Abbeville merger. Shareholders' equity at September 30, 2004 was $54,478,000, up 17 percent over the same period in 2003.
    Community Capital Corporation (AMEX: CYL) is the corporate parent of CapitalBank, which was formed January 2001 during a restructuring that consolidated the company's operations into a single subsidiary. CapitalBank operates 15 community-oriented branches throughout upstate South Carolina that offer a full array of banking services.

    www.comcapcorp.com

    Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Quarterly Report on Form 10-Q for the year ended June 30, 2004.


                         INCOME STATEMENT DATA
                   (In thousands, except per share)

                             Three Months Ended     Nine Months Ended
                                September 30          September 30
                            (Unaudited)           (Unaudited)
                               2004        2003      2004       2003
----------------------------------------------------------------------

----------------------------------------------------------------------
Interest Income                  6,589     5,263     18,481    15,964
----------------------------------------------------------------------
Interest Expense                 1,711     1,588      4,603     5,027
----------------------------------------------------------------------
Net Interest Income              4,878     3,675     13,878    10,937
----------------------------------------------------------------------
Provision for Loan Losses          350       100        900       243
----------------------------------------------------------------------
Net Int. Income After
 Provision                       4,528     3,575     12,978    10,694
----------------------------------------------------------------------
Non-Interest Income              1,359     1,600      4,022     4,065
----------------------------------------------------------------------
Non-Interest Expense             3,887     4,388     11,726    10,711
----------------------------------------------------------------------
Gain on Sale of Securities           -     1,324          5     1,374
----------------------------------------------------------------------
Gain (Loss) on Sale of Fixed
 Assets                              -        29         (9)       29
----------------------------------------------------------------------
Income Before Taxes              2,000     2,140      5,270     5,451
----------------------------------------------------------------------
Income Tax Expense                 486       615      1,066     1,475
----------------------------------------------------------------------
Net Income                       1,514     1,525      4,204     3,976
----------------------------------------------------------------------
Primary Earnings Per Share       $0.39     $0.44      $1.10     $1.14
----------------------------------------------------------------------
Diluted Earnings Per Share       $0.38     $0.41      $1.07     $1.08
----------------------------------------------------------------------
Average Shares Outstanding
 (Fully Diluted)             4,016,609 3,684,595  3,938,410 3,687,374
----------------------------------------------------------------------
Return on Average Assets          1.11%     1.52%      1.12%     1.35%
----------------------------------------------------------------------
Return on Average Equity         10.97%    13.50%     10.61%    11.99%
----------------------------------------------------------------------
Net Interest Margin               4.08%     4.16%      4.22%     4.22%
----------------------------------------------------------------------
Efficiency Ratio                 60.93%    63.96%     64.05%    63.64%
----------------------------------------------------------------------


                          BALANCE SHEET DATA
                 (In thousands, except per share data)

                                                  September 30
                                              2004
                                           (Unaudited)        2003
--------------------------------------------------------------------
Total Assets                                 542,863        394,847
--------------------------------------------------------------------
Investment Securities                         78,256         46,756
--------------------------------------------------------------------
Loans                                        415,193        308,884
--------------------------------------------------------------------
Allowance for Loan Losses                      5,720          4,372
--------------------------------------------------------------------
Total Deposits                               388,873        301,700
--------------------------------------------------------------------
Other Borrowings                              96,113         46,035
--------------------------------------------------------------------
Shareholders' Equity                          54,478         44,616
--------------------------------------------------------------------
Book Value Per Share                          $14.17         $12.97
--------------------------------------------------------------------
Equity to Assets                               10.04%         11.30%
--------------------------------------------------------------------
Loan to Deposit Ratio                         106.77%        102.38%
--------------------------------------------------------------------
Allowance for Loan Losses/Loans                 1.38%          1.42%
--------------------------------------------------------------------


                           Average Balances:

                             Three Months Ended    Nine Months Ended
                                September 30          September 30
                               2004                 2004
                            (Unaudited)   2003   (Unaudited)     2003
----------------------------------------------------------------------
Average Total Assets           542,505   399,063    500,570   392,409
----------------------------------------------------------------------
Average Loans                  410,672   309,657    380,100   303,925
----------------------------------------------------------------------
Average Earning Assets         489,305   361,825    452,344   357,303
----------------------------------------------------------------------
Average Deposits               378,589   305,414    357,139   291,303
----------------------------------------------------------------------
Average Other Borrowings        93,776    45,556     77,699    53,236
----------------------------------------------------------------------
Average Shareholders' Equity    54,917    45,890     52,916    45,485
----------------------------------------------------------------------
Asset Quality:
----------------------------------------------------------------------
Non-performing loans             2,273     1,681      2,273     1,681
----------------------------------------------------------------------
Net charge-offs                     60        53        196       153
----------------------------------------------------------------------
Net charge-offs to average
 loans                             .01%     0.02%       .05%     0.05%
----------------------------------------------------------------------



     Summary of Abbeville Capital Corporation Merger Transaction:

(In thousands)
---------------------------------------------------------------
 Cash and cash equivalents                                4,164
----------------------------------------------------------------
 Federal funds sold                                      14,291
----------------------------------------------------------------
 Investment securities                                   17,163
----------------------------------------------------------------
 Loans, net of allowance                                 35,335
----------------------------------------------------------------
 Premises and equipment                                     979
----------------------------------------------------------------
 Core deposit intangible asset                              927
----------------------------------------------------------------
 Goodwill                                                 6,937
----------------------------------------------------------------
 Other assets                                             2,336
----------------------------------------------------------------
     Total assets acquired                               82,132
----------------------------------------------------------------
 Deposits                                                52,674
----------------------------------------------------------------
 Advances from the Federal Home Loan Bank                 3,091
----------------------------------------------------------------
 Other Liabilities                                       10,956
----------------------------------------------------------------
     Total liabilities assumed                           66,721
----------------------------------------------------------------
 Net assets acquired                                     15,411
----------------------------------------------------------------


(1)
   Pro Forma Earnings Reconciliation
----------------------------------------------------------------------
                                          3rd     3rd
                                         Quarter Quarter   YTD   YTD
                                          2004    2003    2004   2003
----------------------------------------------------------------------
Net Income Before One Time Items          1,514   1,525  4,204  3,976
----------------------------------------------------------------------
Gain(s) on the sale(s) of Nonmarketable
 Equity Securities and Securities
 Available For Sale                           -  (1,311)     - (1,350)
----------------------------------------------------------------------
Pro rata Distribution From MetLife's
 Acquisition of General American Life
 Insurance Company                            -    (109)     -   (109)
----------------------------------------------------------------------
Prepayment Penalties from Extinguishment
 of Federal Home Loan Bank Debt               -     786      -    786
----------------------------------------------------------------------
Expenses Related to a Core Processing
 Software Conversion                          -     224      -    224
----------------------------------------------------------------------
Total Non-recurring Items Before Tax          -    (410)     -   (449)
----------------------------------------------------------------------
Tax Adjustment on One Time items              -     153      -    192
----------------------------------------------------------------------
Pro Forma Net Income                      1,514   1,268  4,204  3,719
----------------------------------------------------------------------

    CONTACT: Community Capital Corporation
             R. Wesley Brewer, 864-941-8290
              wbrewer@capitalbanksc.com
             Lee Lee M. Lee, 864-941-8242
              llee@capitalbanksc.com